SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): January 7, 2003

LEVI STRAUSS & CO.
(Exact Name of Registrant as Specified in its Charter)

Delaware (state or Other Jurisdiction of Incorporation)	333-36234 (Commission File Number)	94-0905160 (I.R.S. Employer Identification No.)

1155 Battery Street
San Francisco, California 94111
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(415) 501-6000
(Registrant’s telephone number, including area code)

ITEM 7        EXHIBITS

99.1   Press Release of Moody’s Investors Service dated January 7, 2003.

ITEM 9        REGULATION FD DISCLOSURE

On January 7, 2003, Moody’s Investors Service (“Moody’s”) issued a press release upgrading our senior unsecured debt ratings to B3 from Caa1. The B2 senior implied rating and the B1 rating on our existing bank facility were confirmed. Attached hereto as Exhibit 99.1 is a copy of Moody’s press release dated January 7, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE: January 7, 2003	By:	/s/ William B. Chiasson
	Name:	William B. Chiasson
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Moody’s Investors Service dated January 7, 2003.